BLACKROCK FUNDSSM

BlackRock Technology Opportunities Fund

(the “Fund”)

Supplement dated September 22, 2022 to the Summary Prospectuses and the

Prospectuses of the Fund, dated September 28, 2021

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Technology Opportunities Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Technology Opportunities Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Tony Kim	2013	Managing Director of BlackRock, Inc.
Caroline Tall	2022	Managing Director of BlackRock, Inc.
Reid Menge	2020	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Tony Kim, Caroline Tall and Reid Menge are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tony Kim	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2013; Senior Research Analyst at Artisan Partners from 2006 to 2013.
Caroline Tall	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2022; Lead Portfolio Manager and Research Analyst at Fidelity from 2017 to 2022.
Reid Menge	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2014 to 2019; Associate Director of UBS from 2009 to 2013.

Shareholders should retain this Supplement for future reference.

ALLPRO-TECH-0922SUP

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